UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

Autoliv, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12933	51-0378542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section B, 7th Floor,

Box 70381,

SE-107 24, Stockholm, Sweden

(Address and Zip Code of principal executive offices)

+46 8 587 20 600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Note Purchase Agreements

In connection with the Spin-off (defined below), Autoliv, Inc. (the “Company” or “Autoliv”) is required to obtain the consent of the holders of a majority of its outstanding long term debt securities issued by its wholly owned subsidiary, Autoliv ASP, Inc. (“Autoliv ASP”), pursuant to the Note Purchase and Guaranty Agreement dated as of April 23, 2014 (the “2014 Note Purchase Agreement”) and the Note Purchase and Guaranty Agreement dated as of November 8, 2007 (the “2007 Note Purchase Agreement”, together with the 2014 Note Purchase Agreement the “Note Purchase Agreements”). In connection with obtaining such consent, on May 24, 2018, the Company entered into an Amendment and Waiver (the “Amendments”) in relation to each of (a) the 2014 Note Purchase Agreement pursuant to which Autoliv ASP issued (i) those certain 2.84% Series A Guaranteed Senior Notes due April 23, 2019, (ii) those certain 3.51% Series B Guaranteed Senior Notes due April 23, 2021, (iii) those certain 4.09% Series C Guaranteed Senior Notes due April 23, 2024, (iv) those certain 4.24% Series D Guaranteed Senior Notes due April 23, 2026 and (v) those certain 4.44% Series E Guaranteed Senior Notes due April 23, 2029 and (b) the 2007 Note Purchase Agreement pursuant to which Autoliv ASP issued those certain 6.21% Series D Guaranteed Senior Notes due November 8, 2019, (collectively, the “Notes”) to the holders of the Notes (the “Noteholders”) and the Company guaranteed the obligations of Autoliv ASP under the Note Purchase Agreements and the Notes. The Amendments provide for the payment of certain fees if the Company’s senior unsecured rating is downgraded. The fees will range from 50 bp per annum to 250 bp per annum if the Company is downgraded to BBB or lower or to BB+ or lower, respectively. Autoliv ASP is also required to pay a fee of $1.3 million in connection with the Amendments.

The Company will file copies of the Amendments as exhibits to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

Bridge Facility

On May 24, 2018, the Company, as borrower, and Autoliv ASP, as guarantor, entered into a US$800,000,000 bridge facility agreement with J.P. Morgan Securities PLC and Skandinaviska Enskilda Banken AB (publ) as coordinators and bookrunners and Skandinaviska Enskilda Banken AB (publ) as facility agent, with a purpose to finance a cash injection into Veoneer, Inc. (“Veoneer”) in preparation for the Spin-off (the “Bridge Facility”). The Bridge Facility matures on November 24, 2018, but, subject to the banks’ approval, can be extended by the Company for an additional six months to mature on May 24, 2019. Under the Bridge Facility, the Company pays a ticking fee on the undrawn and uncancelled amount of 0-30% of the applicable margin per annum, which is 0.30-0.80%, in each case depending on the number of months that have elapsed since the signing date of the Bridge Facility (i.e. the ticking fee as well as the applicable margin will increase over time). The Bridge Facility is subject to mandatory prepayment provisions, which require the Company to utilize the net proceeds from certain capital market issuances towards prepayment of the Bridge Facility.

The Company will file a copy of the Bridge Facility as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

A copy of the press release dated May 24, 2018 announcing the Amendment and Waiver and Bridge Facility is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

Update on Spin-off

The Company announced in a press release on May 24, 2018 that the Autoliv board of directors has approved a pro rata distribution to Autoliv stockholders of all of the outstanding shares of Veoneer (the “Spin-off”). In the distribution, Autoliv stockholders (including holders of shares represented by Swedish Depository Receipts (SDRs)) will receive one share of Veoneer common stock for each share of Autoliv common stock held as of the close of business in the U.S. on June 12, 2018, the common stock record date for the distribution. The record date for the distribution to holders of Autoliv SDRs is July 2, 2018. Veoneer will not issue fractional shares of its common stock in the distribution. The Spin-off is expected to be completed on June 29, 2018, and Veoneer is expected to begin “regular way” trading on the New York Stock Exchange under the symbol “VNE” and on Nasdaq Stockholm under the symbol “VNE SDB” on July 2, 2018. The distribution remains subject to satisfaction of certain customary conditions, including the SEC having declared effective Veoneer’s Form 10 registration statement and the Swedish Financial Supervisory Authority approving Veoneer’s Swedish prospectus.

The Company also announced in the May 24, 2018 press release that Mary Cummings, Mark Durcan and Jonas Synnergren will join Veoneer’s board following completion of the Spin-off.

As previously announced, it is expected that five current members of the Autoliv board will also serve on the Veoneer board following completion of the Spin-off. Those directors are Robert W. Alspaugh, Jan Carlson, James M. Ringler, Kazuhiko Sakamoto and Wolfgang Ziebart. Mr. Alspaugh and Mr. Ziebart, current members of the audit committee of Autoliv, will resign from the Autoliv board to serve on the Veoneer board following completion of the spin-off. The Company announced in the press release that Ted Senko will serve as chairman of the audit committee of Autoliv upon the resignation of Mr. Alspaugh and Hasse Johansson will join the audit committee of Autoliv upon the resignation of Mr. Ziebart.

A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Cooperation Agreement with Cevian Regarding Veoneer

On May 24, 2018, Autoliv and Veoneer entered into a Cooperation Agreement (the “Cooperation Agreement”) with Cevian Capital II GP (“Cevian”). Pursuant to the Cooperation Agreement, Autoliv and Veoneer agreed to take action for Veoneer to appoint Mr. Synnergren to Veoneer’s board following the spin-off of Veoneer and nominate him or another designee of Cevian at future annual meetings of Veoneer, subject to the terms and conditions of the Cooperation Agreement, including Cevian maintaining an at least 8% ownership position in the common stock of Autoliv as of the spin-off and Veoneer thereafter. Cevian has agreed to customary standstill and voting commitments under the Cooperation Agreement, including not acquiring more than 19.9% of the common stock of Veoneer.

The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by the full text of the Cooperation Agreement, which is attached hereto as Exhibit 99.2 and incorporated herein by reference. A copy of the press release announcing the Cooperation Agreement is filed as Exhibit 99.3 to this report and is incorporated herein by reference.

Safe Harbor Statement

This report contains statements that are not historical facts but rather forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that address activities, events or developments that Autoliv or its management believes or anticipates may occur in the future, including those related to the completion and timing of the spin-off and distribution, including the satisfaction of the conditions to the distribution and the receipt of all required regulatory approvals, the expected financing arrangements related to the spin-off, the expected management of Veoneer and Autoliv following completion of the spin-off and the expected performance of Autoliv and Veoneer following completion of the spin-off. All forward-looking statements are based upon our current expectations, various assumptions and/or data available from third parties. Our expectations and assumptions are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that such forward-looking statements will materialize or prove to be correct as forward-looking statements are inherently subject to known and unknown risks, uncertainties and other factors which may cause actual future results, performance or achievements to differ materially from the future results, performance or achievements expressed in or implied by such forward-looking statements. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those set out in the forward-looking statements, including general economic conditions and fluctuations in the global automotive market. For any forward-looking statements contained in this or any other document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we assume no obligation to update publicly or revise any forward-looking statements in light of new information or future events, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated May 24, 2018 (Spin-off and Financing).

99.2	Cooperation Agreement among Autoliv, Inc., Veoneer, Inc. and Cevian Capital II GP Limited dated May 24, 2018

99.3	Press Release of Autoliv, Inc. dated May 24, 2018 (Cooperation Agreement).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated May 24, 2018 (Spin-off and Financing).

99.2	Cooperation Agreement among Autoliv, Inc., Veoneer, Inc. and Cevian Capital II GP Limited dated May 24, 2018

99.3	Press Release of Autoliv, Inc. dated May 24, 2018 (Cooperation Agreement).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC.

By:	/s/ Lars A. Sjöbring
Name:	Lars A. Sjöbring
Title:	Group Vice President for Legal Affairs, General Counsel and Secretary

Date: May 24, 2018